UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-22762

                Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720

                                 Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

Donald F. Crumrine

Flaherty & Crumrine Incorporated

301 E. Colorado Boulevard, Suite 720

                                     Pasadena, CA 91101

(Name and address of agent for service)

Registrant’s telephone number, including area code:  626-795-7300

Date of fiscal year end:  November 30

Date of reporting period:  November 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

FLAHERTY & CRUMRINE DYNAMIC PREFERRED AND INCOME FUND

To the Shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund (“DFP”):

Your Fund wrapped up fiscal 2014 in solid fashion, earning 1.4% total return on net asset value (“NAV”)1 during the fourth fiscal quarter2. For the full fiscal year, total return on NAV was +19.0%. Total returns computed on market price of Fund shares were even better—at 5.2% for the fourth fiscal quarter and 29.9% for the fiscal year.

As seen in the following table, Fund returns over various measurement periods have been very good. The table includes performance of two indices, Barclays Capital U.S. Aggregate and S&P 500, as proxies for bond and stock markets, respectively. While neither is a benchmark for Fund performance, they provide context for broad asset categories.

TOTAL RETURN ON NET ASSET VALUE

FOR PERIODS ENDED NOVEMBER 30, 2014

(Unaudited)

	Actual Returns			Average Annualized Returns

	Three Months	Six Months	One Year	Life of Fund(1)
Flaherty & Crumrine Dynamic Preferred and Income Fund	1.4%	4.8%	19.0%	11.6%
Barclays Capital U.S. Aggregate Index(2)	1.0%	1.9%	5.3%	3.0%
S&P 500 Index(3)	3.7%	8.6%	16.8%	18.6%

(1)	Since inception on May 29, 2013.
(2)	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment grade, fixed-rate bond market.
(3)	The S&P 500 Index is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

Preferred securities continue to benefit from gradually improving U.S. economic growth, low inflation and low global interest rates. Inflation-adjusted U.S. gross domestic product (real GDP) expanded by 2.7% over twelve months ending in September 2014, and we anticipate similar growth this year. Employment gains are pushing up personal income, enabling households to reduce debt while still increasing consumption moderately. Corporations are expanding investments while maintaining strong balance sheets. Housing is recovering gradually. As a result, credit performance across most lending categories continues to improve. At the same time, inflation remains low—and a recent plunge in oil prices should push inflation even lower over coming months. Low inflation and ongoing labor market slack should keep monetary policy accommodative for some time, although the Federal Reserve is likely to nudge short-term interest rates higher in the second half of 2015.

[1]

Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment and includes income and principal change, plus the impact of the Fund’s leverage and expenses.

[2]	September 1—November 30, 2014

In contrast, economic growth has slowed in Europe, Japan, China and many developing countries, which has pushed down inflation and kept interest rates at extraordinarily low levels globally. U.S. fixed-income investments have benefitted as global investors remain on—in fact, have intensified—a global hunt for yield. Although we expect U.S. interest rates to rise eventually in response to stronger domestic growth, any rise will be tempered by these global developments. Falling energy prices and continued geopolitical risks only reinforce that view.

Market conditions for preferred securities remain healthy. Low yields on competing securities have attracted more investors to the space, resulting in consistent demand and reasonable levels of liquidity. Supply of new issues from U.S. and foreign companies significantly surpassed 2013 levels. We expect issuance will remain elevated in 2015, as issuers work toward future regulatory benchmarks and take advantage of low interest rates to reduce overall capital expense. We continue to be constructive on the market, as demand shows little sign of abating.

The Fund’s monthly dividend rate remains unchanged as we begin a new fiscal year. For some time, conditions have been very favorable for leveraged funds like DFP. Leverage expense is low, while income generated by the preferred portfolio is relatively high. Issuer redemptions of older high-coupon securities have put pressure on income, but thus far proactive portfolio moves have lessened the impact. Our strategy has been effective, but we may reach a point when the dividend rate cannot be maintained prudently, especially after the Federal Reserve raises short-term interest rates.

In our last letter we anticipated further reducing the Fund’s allocation to foreign securities. We expect that economic conditions in Europe will remain weak; in addition, new contingent capital securities issued by European banks to replace older capital structures have yet to tempt us. We believe better opportunities exist in domestic markets. From the beginning of fiscal 2014 to its end, foreign allocation dropped from 29.7% of assets to 21.2%.

Another important aspect of the portfolio involved exposure to rising interest rates. 53.6% of portfolio assets are fixed-to-floating rate —securities with coupons that are fixed for an initial period, typically five or ten years, and then float with interest rates (typically short-term rates) according to terms set at issuance. This floating rate feature dampens price changes of the securities due to changes in interest rates, as compared to securities with coupons that are fixed-for-life. Yields on these issues tend to be lower than securities with fixed-for-life coupons, but we believe the tradeoff is prudent.

In the discussion topics that follow, we dig deeper into subjects mentioned here as well as others of interest to shareholders. In addition, we encourage you to visit the Fund’s website, www.preferredincome.com for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team:

R. Eric Chadwick

Donald F. Crumrine

Robert M. Ettinger

Bradford S. Stone

January 9, 2015

DISCUSSION TOPICS

(Unaudited)

The Fund’s Portfolio Results and Components of Total Return on NAV

The table below reflects performance of each element comprising total return for the Fund over both the recent six months and the Fund’s fiscal year, including: (a) investing in a portfolio of securities; (b) possibly hedging that portfolio of securities against significant increases in long-term interest rates; and (c) utilizing leverage to enhance returns to shareholders. Finally, we compute the impact of the Fund’s operating expenses. All parts are summed to determine total return on NAV.

Components of DFP’s Total Return on NAV for Periods Ended November 30, 2014

		Six Months[1]	One Year
Total Return on Unleveraged Securities Portfolio (including principal change and income)		3.6%	13.3%
Return from Interest Rate Hedging Strategy		N/A	N/A
Impact of Leverage (including leverage expense)		1.8%	6.8%
Expenses (excluding leverage expense)		(0.6)%	(1.1)%
[1] Actual, not annualized	Total Return on NAV	4.8%	19.0%

For comparison, the following table displays returns over the same time period on four indices compiled by Bank of America Merrill Lynch, reflecting various segments of the preferred securities market. Because these index returns exclude all expenses and the impact of leverage, they compare most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

Total Returns of Bank of America Merrill Lynch Preferred Securities Indices2 for Periods Ended November 30, 2014

	Six Months[3]	One Year
BofA Merrill Lynch 8% Constrained DRD Eligible Preferred Securities IndexSM	4.3%	14.5%
BofA Merrill Lynch Hybrid Preferred Securities 8% Constrained IndexSM	4.7%	14.4%
BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained IndexSM	2.8%	11.3%
BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM	3.3%	12.6%

[2]

The Bank of America Merrill Lynch 8% Constrained DRD Eligible Preferred Securities IndexSM (P8D0) includes investment-grade, fixed or fixed-to-floating rate, preferred securities of U.S. issuers that qualify for the corporate dividend received deduction with issuer concentration capped at a maximum of 8%. The Bank of America Merrill Lynch Hybrid Preferred Securities 8% Constrained IndexSM (P8HO) includes investment-grade, fixed or fixed-to-floating rate, U.S. dollar-denominated taxable preferred securities of both U.S. and foreign issuers structured for retail investors with issuer concentration capped at 8%. The Bank of America Merrill Lynch US Capital Securities US Issuers 8% Constrained IndexSM (C8CT) includes investment-grade, fixed or fixed-to-floating rate, $1,000 par securities of primarily U.S. issuers that receive some degree of equity credit from the rating agencies or their regulators with issuer concentration capped at a maximum of 8%. The Bank of America Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC) includes U.S. dollar-denominated investment-grade or below investment-grade, fixed rate, floating rate or fixed-to-floating rate, retail or institutionally structured preferred securities of U.S. and foreign issuers with issuer concentration capped at 8%. All index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

[3]	Actual, not annualized

The BofA Merrill Lynch 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM is a recently created preferred securities index that most closely matches the Fund’s investable universe based on its investment guidelines. It aggregates together most securities found in the other three investment-grade preferred securities indices and also includes (a) a greater percentage of U.S. dollar-denominated securities issued by foreign companies (27% as of November 30, 2014) and (b) below investment-grade preferred securities (35% rated below investment-grade by Moody’s, Standard and Poor’s and Fitch as of November 30, 2014. The Fund is currently permitted to invest up to 100% of its portfolio in foreign securities and up to 20% of its portfolio in securities rated below investment grade, but issued by companies with investment-grade debt securities outstanding.

During fiscal 2014, the Fund’s total return on NAV significantly exceeded the returns on all the named BofA Merrill Lynch indices because of the Fund’s use of leverage. While leverage can reduce returns during periods of adverse market conditions, during the recent fiscal year it enhanced price returns and its low cost increased the Fund’s distributable income.

Total Return on Market Price of Fund Shares

While our focus is primarily on managing the Fund’s investment portfolio, our shareholders’ actual return is comprised of the Fund’s monthly dividend payments plus changes in the market price of Fund shares. During the twelve-month period ending November 30, 2014, total return on market price of Fund shares was 29.9%.

In a more perfect world, the market price of Fund shares and its NAV, as shown in the above chart, would track more closely. If so, any premium or discount, calculated as the difference between these two inputs and expressed as a percentage, would remain relatively close to zero. However, as can be seen in the chart below, this often has not been the case. The Fund began fiscal 2014 with its market price at a discount to NAV, but by the end of the fiscal year this discount had contracted considerably. As a result, the total return earned on market price was greater than the total return on NAV.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV has not been closer.

Based on a closing price of $22.25 on December 31st, and assuming its current monthly distribution of $0.16 does not change, the annualized yield on market price of Fund shares was 8.6%. In our opinion, this distribution rate measures up favorably with most comparable fixed-income investment opportunities. Of course, there can be no guarantee that the Fund’s dividend will not change based on market conditions.

Economic and Interest Rate Recap and Outlook

2014 was an eventful economic year. An unusually cold and snowy winter got the U.S. economy off to a weak start as real GDP fell by 2.1% in the first quarter. It rebounded strongly thereafter, however, posting average growth of 4.8% over the following two quarters. Job growth accelerated, and unemployment fell. Consumer spending and business investment improved. Government spending swung from a drag on growth to a mild positive. The Federal Reserve ended its securities purchase program and is moving closer to raising short-term interest rates. U.S. economic growth appears—finally—to have moved to a higher plane. Surprisingly, long-term Treasury bond yields fell by more than 100 basis points in 2014.

After rising sharply in the second half of 2013, we expected long-term rates to come down a bit in 2014, but we were surprised by the magnitude. If one ever needs evidence of global interconnectedness of capital markets, 2014 was a good example. While U.S. economic growth accelerated as the year progressed, it slowed in Europe, Japan, China and a number of developing countries. Monetary policy eased globally and appears poised to become even easier in 2015. Moreover, inflation slowed, and a recent drop in oil prices is likely to pull inflation down even more. Global yields fell to new lows.

Credit conditions in the United States generally improved, and we expect further gains in 2015. Progress in Europe (excluding the United Kingdom) was much slower, however. Although there are credits we like in Europe, we think overall credit conditions in the United States remain more favorable.

At the same time, geopolitical risks proliferated last year. Russia’s annexation of Crimea and support for breakaway factions in eastern Ukraine rekindled Cold War fears. Islamic State made extensive and brutal advances in Iraq. With two deadlines already passed, Iran has yet to reach a nuclear agreement with the West. And North Korea is finding new ways to solidify its status as a rogue nation. The United States is a rock of political and economic stability by comparison.

With the U.S. dollar strengthening and yields still relatively high, foreign investors poured money into U.S. fixed income investments—and many U.S. investors decided to keep money at home rather than seek alternatives abroad. Lower yields and higher prices were a result and provided a welcome tailwind to the Fund’s portfolio of preferred securities.

Looking ahead, we believe sturdier U.S. economic growth in a range of 2.5-3.0% will prompt the Federal Reserve to raise short-term interest rates—probably in the second half of 2015. However, sluggish global growth and stubbornly low inflation are likely to keep the Fed circumspect. We expect the Fed to raise the federal funds rate by 25 basis points only once per quarter, or perhaps even less frequently. This is in contrast to prior episodes of monetary tightening, when the Fed typically raised rates twice as fast.

Normally, such a path of tightening would result in gradual increases in long-term yields. However, unless factors that pushed interest rates down in 2014 reverse in 2015, which we do not anticipate, U.S. yields probably will remain lower than what we would normally expect for a given level of economic growth. This suggests that U.S. intermediate- and long-term yields should increase in 2015, but only modestly. With credit conditions in the U.S. still improving, preferred securities with attractive spreads and intermediate duration should fare well, and the Fund’s portfolio is positioned accordingly, as we describe in more detail below.

Preferred Market Conditions

As interest rates fell and economic growth improved last year, many investors turned to the preferred market for yield, and prices appreciated significantly. Retail investors, who sold large amounts of preferred securities in the second half of 2013, returned to the market—buying newly-issued $25 par preferred securities, as well as preferred-focused closed-end, mutual and exchange-traded funds in 2014. After performing poorly in 2013, retail-oriented $25-par securities were generally among the best-performing preferreds in 2014.

Lower interest rates also attracted corporate bond investors to preferred securities. The broader corporate bond market generally trades at a “spread” to Treasuries, and falling interest rates usually mean lower corporate bond yields. Those lower yields caused institutional bond investors to take a deeper look at the preferred market, where many investment grade companies issue higher-yielding and more-subordinated securities. As the preferred investor base expanded, prices rose.

Robust demand also spurred new issuance in 2014. Traditional corporate bond investors were attracted to fixed-to-floating rate securities with a short five-year fixed-rate period. U.S. issuers, mostly financial institutions, wasted little time bringing those preferreds to market, with coupons typically around five percent. This class of five-year fixed-to-floating rate preferreds saw enormous growth with close to $10 billion in new issuance versus just over $1 billion in 2013.

The contingent convertible (“CoCo”) market continued to evolve in 2014. European & U.K. banks remain primary issuers, and Asian banks emerged as new adopters. Although rapid, CoCos’ growth spurt was expected, as financial institutions across the globe rushed to meet higher regulatory capital requirements under Basel III. The surge of new CoCo issuance bolstered our belief that U.S. banks were better capitalized going into 2014 and continue to be more prudent investments. The Fund kept its wait and see approach on the nascent CoCo market.

While preferred prices generally rose in 2014, their ascent was not entirely smooth, and preferreds did follow the broader market for the most part. The aforementioned low-coupon, five-year fixed-to-floating rate securities noticeably underperformed when markets were weak, as corporate, especially high-yield, bond investors sought to reduce risk or meet redemptions during those periods. We tend to be cautious with vogue trends in preferreds, because these fads tend to come and go. Nevertheless, the momentum and tone of preferred securities remained positive moving into 2015.

The Fund’s Preferred Portfolio

The Fund’s investment portfolio reflects our view of preferred market conditions, the economic outlook here and abroad and, most importantly, fundamental credit quality. As a result, we currently favor U.S. financial companies and structures designed to be less price sensitive to changing interest rates.

Since the financial crisis, credit metrics at financial institutions in the U.S. have improved measurably, due largely to stricter regulation. In general, the sector is significantly better capitalized and financial statements are more transparent than at any time in memory. As preferred investors, we focus on the amount of common equity capital supporting bank assets (since common equity is the only capital junior to preferred stock). On average, this measure has more than doubled since late 2008. Foreign financial institutions, facing slower-growing economies (and a regulatory structure only Rube Goldberg could admire), lag their U.S. counterparts in building capital.

Against this backdrop, the Fund reduced exposure to foreign securities, largely European banks, and increased exposure to U.S. banks. Foreign holdings fell to 21.2% as of fiscal 2014 year-end, down from 29.7% in prior year. Bank exposure increased by 2.7% to 52.5% over the same period. These shifts reflected our evolving views on credit conditions and relative value in the preferred market.

Although not a change, the Fund maintained roughly 70% exposure to fixed-to-floating rate preferred securities. This strategy resulted in better performance compared to benchmark preferred securities indices when interest rates rose in 2013, but resulted in underperformance in 2014, as rates fell. If we had known long-term interest rates would fall as much as they did during 2014, we would have owned more long-duration fixed-for-life preferreds. Nonetheless, we think fixed-to-floating rate preferreds offer more attractive risk-adjusted returns than most fixed-for-life issues, especially for a leveraged fund. As shown above, total return on the Fund’s net asset value for fiscal 2014 was very good.

Of course, there were numerous other, smaller changes in the portfolio. We anticipate more going forward, as we adapt to an ever-changing investment environment—and an increasingly globalized one.

Finally, Fund leverage is a factor in portfolio construction. Because leverage magnifies portfolio risk, we may choose to invest in securities with lower yields, but superior risk characteristics. Use of leverage permits greater latitude to make decisions based on a security’s risk/reward profile while generating income available for distribution to shareholders. This is not always the case, but when we can meet the Fund’s income objective with less portfolio risk, we try to take advantage of it.

Federal Tax Advantages of 2014 Calendar Year Distributions

In calendar year 2014, approximately 70.2% of distributions made by the Fund was eligible for treatment as qualified dividend income, or QDI. For taxpayers in the 15% marginal tax bracket, QDI is taxed by the federal government at 0% instead of an individual’s ordinary income tax rate; for taxpayers in the 25%-35% marginal tax brackets, QDI is taxed at 15%; and for taxpayers in the 39.6% marginal tax bracket, QDI is taxed at 20%.

For an individual in the 28% marginal tax bracket, this means that the Fund’s total distributions will only be taxed at a blended 18.9% rate versus the 28% rate which would apply to distributions by a fund investing in traditional corporate bonds. This tax advantage means that, all other things being equal, such an individual who held 100 shares of common stock of the Fund for the calendar year would have had to receive approximately $216 in distributions from a fully-taxable bond fund to net the same after-tax amount as the $192 in distributions paid by the Fund.

For detailed information about tax treatment of particular distributions received from the Fund, please see the Form 1099 you receive from either the Fund or your broker.

Corporate shareholders also receive a federal tax benefit from the 32.4% distributions that were eligible for the inter-corporate dividends received deduction, or DRD.

It is important to remember that composition of the portfolio and income distributions can change from one year to the next, and that the QDI or DRD portions of 2015’s distributions may not be the same (or even similar) to 2014.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OVERVIEW

November 30, 2014 (Unaudited)

Fund Statistics

Net Asset Value	$24.80

Market Price	$23.65

Discount	4.64%

Yield on Market Price	8.12%

Common Stock Shares Outstanding	19,156,782

Moody’s Ratings*	% of Net Assets†

A	2.1%

BBB	50.7%

BB	34.7%

Below “BB”	5.5%

Not Rated**	4.3%

Below Investment Grade***	35.6%

*	Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.
**	Does not include net other assets and liabilities of 2.7%.
***	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

Citigroup	4.8%

Liberty Mutual Group	4.8%

Bank of America Corporation	4.4%

MetLife	4.3%

PNC Financial Services Group	3.6%

Morgan Stanley	3.5%

Fifth Third Bancorp	3.5%

Wells Fargo & Company	3.5%

HSBC PLC	3.3%

Prudential Financial	3.3%

% of Net Assets****†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	61%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	47%

****	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation. See accompanying notes to financial statements for the tax characterization of 2014 distributions.
†	Net Assets includes asset attributable to the use of leverage.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS

November 30, 2014

Shares/$ Par		Value

Preferred Securities — 96.0%
	Banking — 51.6%
11,750	AgStar Financial Services ACA, 6.75% Pfd., 144A****	$12,032,000	*(1)
103,166	Astoria Financial Corp., 6.50% Pfd., Series C	2,616,548	*(1)
	Bank of America Corporation:
$7,100,000	6.25%, Series X	7,095,562	*(1)
$2,000,000	6.50%, Series Z	2,062,500	*
$13,000,000	8.00%, Series K	13,975,000	*(1)
$7,455,000	8.125%, Series M	8,070,037	*(1)
	Barclays Bank PLC:
60,000	7.10% Pfd., Series 3	1,545,600	**(2)
27,807	8.125% Pfd., Series 5	720,757	**(1)(2)
33,933	BB&T Corporation, 5.625% Pfd., Series E	829,747	*
	Citigroup, Inc.:
$1,000,000	5.80%, Series N	1,004,500	*
1,032,107	6.875% Pfd., Series K	27,384,379	*(1)
198,522	7.125% Pfd., Series J	5,484,170	*
	CoBank ACB:
38,100	6.20% Pfd., Series H, 144A****	3,836,194	*
3,450	6.25% Pfd., Series F, 144A****	357,506	*
899,035	Fifth Third Bancorp, 6.625% Pfd., Series I	24,671,768	*(1)
33,550	First Niagara Financial Group, Inc., 8.625% Pfd.	914,657	*(1)
25,000	First Republic Bank, 6.20% Pfd., Series B	639,563	*
	Goldman Sachs Group:
$1,170,000	5.70%, Series L	1,200,712	*
85,979	5.95% Pfd., Series I	2,123,036	*(1)
501,522	6.375% Pfd., Series K	12,909,176	*(1)
	HSBC PLC:
$4,458,000	HSBC Capital Funding LP, 10.176%, 144A****	6,709,290	(1)(2)
70,800	HSBC Holdings PLC, 8.00% Pfd., Series 2	1,886,997	**(2)
$3,910,000	HSBC USA Capital Trust I, 7.808% 12/15/26, 144A****	3,943,728
$1,100,000	HSBC USA Capital Trust II, 8.38% 05/15/27, 144A****	1,114,879
340,800	HSBC USA, Inc., 6.50% Pfd., Series H	8,813,940	*(1)
	ING Groep NV:
160,000	6.375% Pfd.	4,049,600	**(1)(2)
38,082	7.05% Pfd.	974,614	**(2)
3,201	7.20% Pfd.	82,146	**(1)(2)
235,000	7.375% Pfd.	6,074,750	**(1)(2)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2014

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	JPMorgan Chase & Company:
$10,700,000	6.00%, Series R	$10,833,750	*(1)
$6,500,000	6.75%, Series S	6,955,000	*
$14,022,000	Lloyds Banking Group PLC, 6.657%, 144A****	15,108,705	**(1)(2)
	M&T Bank Corporation:
$15,000,000	6.450%, Series E	15,928,125	*(1)
$6,789,000	6.875%, Series D, 144A****	6,938,263	*(1)
	Morgan Stanley:
667,694	6.875% Pfd., Series F	17,980,999	*(1)
241,200	7.125% Pfd., Series E	6,691,491	*
	PNC Financial Services Group:
451,824	6.125% Pfd., Series P	12,453,399	*(1)
$11,748,000	6.75%, Series O	12,894,605	*(1)
$8,625,000	RaboBank Nederland, 11.00%, 144A****	11,171,962	(1)(2)
627,170	Regions Financial Corporation, 6.375% Pfd., Series B	15,925,414	*(1)
	Royal Bank of Scotland Group PLC:
$4,825,000	RBS Capital Trust II, 6.425%	5,066,250	**(1)(2)
13,000	6.60% Pfd., Series S	325,260	**(2)
647,500	7.25% Pfd., Series T	16,679,600	**(1)(2)
110,317	State Street Corporation, 5.90% Pfd., Series D	2,892,788	*(1)
288,008	SunTrust Banks, Inc., 5.875% Pfd.	6,993,554	*
110,000	US Bancorp, 6.50% Pfd., Series F	3,267,275	*(1)
	Wells Fargo & Company:
180,300	5.85% Pfd., Series Q	4,664,812	*(1)
$18,000,000	7.98%, Series K	19,980,000	*(1)
	Zions Bancorporation:
10,000	6.30% Pfd., Series G	257,813	*
$10,000,000	7.20%, Series J	10,515,340	*

		366,647,761

	Financial Services — 1.8%
$5,600,000	Charles Schwab Corporation, 7.00%, Series A	6,541,528	*(1)
	Deutsche Bank:
89,000	Deutsche Bank Contingent Capital Trust III, 7.60% Pfd.	2,462,853	**(1)(2)
8,103	Deutsche Bank Contingent Capital Trust V, 8.05% Pfd.	230,773	**(1)(2)
$2,500,000	General Electric Capital Corp., 7.125%, Series A	2,928,125	*(1)
	HSBC PLC:
36,348	HSBC Finance Corporation, 6.36% Pfd., Series B	924,057	*

		13,087,336

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2014

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — 29.5%
471,995	Allstate Corp., 6.625% Pfd., Series E	$12,537,367	*(1)
	American International Group:
$280,000	AIG Life Holdings, Inc., 7.57%, 144A****	385,051
$497,000	AIG Life Holdings, Inc., 8.125%, 144A****	708,225
$350,000	American International Group, Inc., 8.175% 05/15/58	481,250
$1,010,000	Aon Corporation, 8.205% 01/01/27	1,315,723
322,480	Arch Capital Group, Ltd., 6.75% Pfd., Series C	8,846,433	**(1)(2)
	AXA SA:
$6,550,000	6.379%, 144A****	7,106,750	**(1)(2)
$8,950,000	8.60% 12/15/30	12,126,516	(1)(2)
	Axis Capital Holdings Ltd.:
4,300	5.50% Pfd., Series D	99,814	**(2)
646,952	6.875% Pfd., Series C	17,708,694	**(1)(2)
6,000	Delphi Financial Group, 7.376% Pfd., 05/15/37	150,563
181,000	Endurance Specialty Holdings, 7.50% Pfd., Series B	4,777,042	**(2)
$988,000	Everest Re Holdings, 6.60% 05/15/37	1,022,580	(1)
137,500	Hartford Financial Services Group, Inc., 7.875% Pfd.	4,222,969
	Liberty Mutual Group:
$17,950,000	7.80% 03/15/37, 144A****	21,136,125	(1)
$8,195,000	10.75% 06/15/58, 144A****	12,661,275	(1)
	MetLife:
$3,759,000	MetLife, Inc., 10.75% 08/01/39	6,136,567	(1)
$17,200,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	24,639,000	(1)
	PartnerRe Ltd.:
20,486	5.875% Pfd., Series F	509,948	**(2)
37,556	6.50% Pfd., Series D	972,937	**(2)
71,237	7.25% Pfd., Series E	1,938,537	**(2)
631,500	Principal Financial Group, 6.518% Pfd., Series B	16,628,974	*(1)
	Prudential Financial, Inc.:
$5,574,000	5.625% 06/15/43	5,783,025	(1)
$6,375,000	5.875% 09/15/42	6,789,375	(1)
$9,070,000	8.875% 06/15/38	10,759,287	(1)
	QBE Insurance:
$8,000,000	QBE Capital Funding III Ltd., 7.25% 05/24/41, 144A****	8,741,352	(1)(2)
288,323	W.R. Berkley Corporation, 5.625% Pfd.	6,932,006	(1)
	XL Group PLC:
$15,500,000	XL Capital Ltd., 6.50%, Series E	14,996,250	(1)(2)

		210,113,635

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2014

Shares/$ Par		Value

Preferred Securities — (Continued)
	Utilities — 3.6%
	Commonwealth Edison:
$2,000,000	COMED Financing III, 6.35% 03/15/33	$2,065,000
25,000	Entergy Louisiana, Inc., 6.95% Pfd.	2,532,813	*
116,000	Integrys Energy Group, Inc., 6.00% Pfd.	3,124,170	(1)
	PPL Corp:
$9,500,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	9,623,871	(1)
$5,500,000	Puget Sound Energy, Inc., 6.974% 06/01/67	5,783,652
$2,000,000	Southern California Edison Co., 6.25%, Series E	2,220,000	*

		25,349,506

	Energy — 2.6%
$9,780,000	DCP Midstream LLC, 5.85% 05/21/43, 144A****	9,767,775	(1)
$4,000,000	Enbridge Energy Partners LP, 8.05% 10/01/37	4,460,000	(1)
$3,675,000	Enterprise Products Partners, 7.034% 01/15/68, Series B	4,091,326	(1)

		18,319,101

	Real Estate Investment Trust (REIT) — 6.9%
425,148	Alexandria Real Estate, 6.45% Pfd., Series E	10,968,818
239,193	Duke Realty Corp., 6.60% Pfd., Series L	6,006,734
118,280	Equity CommonWealth, 7.25% Pfd., Series E	3,036,543
	Kimco Realty Corporation:
18,500	5.50% Pfd., Series J	444,370
5,000	5.625% Pfd., Series K	121,463
25,382	6.00% Pfd., Series I	653,904
116,006	6.90% Pfd., Series H	3,070,679	(1)
	National Retail Properties, Inc.:
45,300	5.70% Pfd., Series E	1,084,595
127,879	6.625% Pfd., Series D	3,326,452
	PS Business Parks, Inc.:
23,808	5.70% Pfd., Series V	574,070
20,867	5.75% Pfd., Series U	502,686
487,476	6.00% Pfd., Series T	12,381,890	(1)
93,290	6.45% Pfd., Series S	2,431,371	(1)
19,447	6.875% Pfd., Series R	505,233	(1)
105,347	Public Storage, 6.35% Pfd., Series R	2,814,082
27,413	Regency Centers Corporation, 6.625% Pfd., Series 6	716,644

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2014

Shares/$ Par		Value

Preferred Securities — (Continued)
	Real Estate Investment Trust (REIT) — (Continued)
8,313	Weingarten Realty Investors, 6.50% Pfd., Series F	$214,081	(1)

		48,853,615

	Total Preferred Securities (Cost $660,386,613)	682,370,954

Corporate Debt Securities — 1.3%
	Banking — 0.9%
$700,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	912,729
112,876	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	2,775,903	(1)
100,000	Zions Bancorporation, 6.95% 09/15/28, Sub Notes	2,689,250

		6,377,882

	Financial Services — 0.2%
39,267	Affiliated Managers Group, Inc., 6.375% 08/15/42	1,033,213	(1)

		1,033,213

	Communication — 0.2%
63,200	Qwest Corporation, 7.375% 06/01/51	1,683,174

		1,683,174

	Total Corporate Debt Securities (Cost $8,626,168)	9,094,269

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2014

Shares/$ Par		Value

Money Market Fund — 1.7%
	BlackRock Liquidity Funds:
12,440,215	T-Fund, Institutional Class	$12,440,215
	Total Money Market Fund (Cost $12,440,215)	12,440,215

Total Investments (Cost $681,452,996***)	99.0%	703,905,438

Other Assets And Liabilities (Net)	1.0%	6,757,601

Total Managed Assets	100.0%‡	$710,663,039

Loan Principal Balance		(235,500,000)

Total Net Assets Available To Common Stock		$475,163,039

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At November 30, 2014, these securities amounted to $146,358,080 or 20.6% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $416,454,914 at November 30, 2014.
(2)	Foreign Issuer.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
Pfd.	—	Preferred Securities
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2014

ASSETS:
Investments at value (Cost $681,452,996)		$703,905,438
Receivable for investments sold		564,727
Dividends and interest receivable		7,096,440
Prepaid expenses		46,343

Total Assets		711,612,948

LIABILITIES:
Loan Payable	$235,500,000
Payable for investments purchased	403,050
Dividends payable to Common Stock Shareholders	24,827
Investment advisory fees payable	303,850
Administration, Transfer Agent and Custodian fees payable	48,095
Servicing Agent fees payable	38,948
Professional fees payable	66,847
Accrued expenses and other payables	64,292

Total Liabilities		236,449,909

NET ASSETS AVAILABLE TO COMMON STOCK		$475,163,039

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Undistributed net investment income		$392,803
Accumulated net realized loss on investments sold		(4,066,743)
Unrealized appreciation of investments		22,452,442
Par value of Common Stock		191,568
Paid-in capital in excess of par value of Common Stock		456,192,969

Total Net Assets Available to Common Stock		$475,163,039

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (19,156,782 shares outstanding)		$24.80

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2014

INVESTMENT INCOME:
Dividends†		$19,285,977
Interest		22,065,289

Total Investment Income		41,351,266

EXPENSES:
Investment advisory fees	$3,584,926
Servicing Agent fees	505,494
Administrator’s fees	387,494
Professional fees	110,135
Insurance expenses	104,946
Transfer Agent fees	20,526
Directors’ fees	71,341
Custodian fees	58,319
Compliance fees	35,000
Interest expenses	2,666,548
Other	136,189

Total Expenses		7,680,918

NET INVESTMENT INCOME		33,670,348

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments sold during the year		2,345,306
Change in net unrealized appreciation/(depreciation) of investments		41,175,542

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		43,520,848

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$77,191,196

†	For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Year Ended November 30, 2014	For the Period from May 29, 2013* through November 30, 2013
OPERATIONS:
Net investment income	$33,670,348	$13,832,261
Net realized gain/(loss) on investments sold during the period	2,345,306	(828,185)
Change in net unrealized appreciation/(depreciation) of investments	41,175,542	(18,723,100)

Net increase/(decrease) in net assets resulting from operations	77,191,196	(5,719,024)

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(1)	(37,777,174)	(14,942,290)

Total Distributions to Common Stock Shareholders	(37,777,174)	(14,942,290)

FUND SHARE TRANSACTIONS:
Increase from Common Stock transaction	—	457,267,943
Decrease due to Cost of Common Stock Offering	—	(957,629)

Net increase in net assets available to Common Stock resulting from Fund share transactions	—	456,310,314

NET INCREASE IN NET ASSETS AVAILABLE TO
COMMON STOCK FOR THE PERIOD	$39,414,022	$435,649,000

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$435,749,017	$100,017
Net increase in net assets during the period	39,414,022	435,649,000

End of period (including undistributed net investment income of $392,803 and $684,233, respectively)	$475,163,039	$435,749,017

*	Commencement of operations.
(1)	May include income earned, but not paid out, in prior fiscal year

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENT OF CASH FLOWS

For the Year Ended November 30, 2014

INCREASE/(DECREASE) IN CASH

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$77,191,196

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(216,616,828)
Proceeds from disposition of investment securities	208,300,407
Net purchases of short-term investment securities	(7,078,392)
Decrease in dividends and interest receivable	1,354,003
Increase in receivable for investments sold	(564,727)
Decrease in prepaid expenses	2,423
Net amortization/(accretion) of premium/(discount)	3,910,462
Increase in payable for investments purchased	253,650
Increase in payables to related parties	59,937
Decrease in accrued expenses and other liabilities	(36,302)
Change in net unrealized (appreciation)/depreciation on securities	(41,175,542)
Net realized gain from investments sold	(2,345,306)

Net cash provided by operating activities	23,254,981

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from loan	14,500,000
Dividends paid (net of change in dividends payable) to common stock shareholders from net investment income	(37,754,981)

Net cash used in financing activities	(23,254,981)

Net increase/(decrease) in cash	—

CASH:
Beginning of the year	—

End of the year	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the year	$2,652,869
Increase in dividends payable to common stock shareholders	22,193

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

FINANCIAL HIGHLIGHTS

For a Common Stock share outstanding throughout each period

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Year Ended November 30, 2014	For the period from May 29, 2013(1) through November 30, 2013
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$22.75	$23.83	(2)

INVESTMENT OPERATIONS:
Net investment income	1.76	0.72
Net realized and unrealized gain/(loss) on investments	2.26	(1.02)

Total from investment operations	4.02	(0.30)

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(1.97)	(0.78)

Total distributions to Common Stock Shareholders	(1.97)	(0.78)

Net asset value, end of period	$24.80	$22.75

Market value, end of period	$23.65	$19.89
Total investment return based on net asset value*	19.05%	(0.93	%)(3)***
Total investment return based on market value*	29.86%	(17.44	%)(3)***
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of period (in 000’s)	$475,163	$435,749
Operating expenses including interest expense(4)	1.67%	1.47	%**
Operating expenses excluding interest expense	1.09%	1.06	%**
Net investment income†	7.30%	6.29	%**
SUPPLEMENTAL DATA:††
Portfolio turnover rate	31%	10	%***
Total managed assets, end of period (in 000’s)	$710,663	$656,749
Ratio of operating expenses including interest expense(4)	1.12%	1.07	%**
Ratio of operating expenses excluding interest expense	0.73%	0.77	%**

*	Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.
**	Annualized.
***	Not Annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.
(1)	Commencement of operations.
(2)	Net asset value at beginning of period reflects the deduction of the sales load of $1.125 per share and offering costs of $0.05 per share paid by the shareholder from the $25.00 offering price.
(3)

Total return on net asset value is calculated assuming a purchase at the offering price of $25.00 on the inception date of trading (May 29, 2013) less the sales load of $1.125 and offering costs of $0.05 and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $25.00 on the inception date of trading (May 29, 2013) and the sale at the current market price on the last day of the period. Total return on net asset value and total return on market value are not computed on an annualized basis.

(4)	See Note 8.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2013	$0.2120	$22.46	$20.53	$20.49
January 31, 2014	0.1600	22.95	20.90	20.86
February 28, 2014	0.1600	23.47	21.91	21.92
March 31, 2014	0.1600	23.72	21.72	21.75
April 30, 2014	0.1600	24.23	22.76	22.84
May 30, 2014	0.1600	24.66	22.90	22.93
June 30, 2014	0.1600	24.90	23.56	23.54
July 31, 2014	0.1600	24.72	22.16	22.15
August 29, 2014	0.1600	24.97	22.96	23.06
September 30, 2014	0.1600	24.50	22.59	22.72
October 31, 2014	0.1600	24.64	22.89	22.92
November 28, 2014	0.1600	24.80	23.65	23.62

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	11/30/2014	11/30/2013
Total Debt Outstanding, End of Period (000s)(1)	$235,500	$221,000
Asset Coverage per $1,000 of Debt(2)	3,018	2,972

(1)	See Note 8.
(2)	Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on October 10, 2012, and commenced operations on May 29, 2013 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, with an emphasis on high current income.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator daily in accordance with the policies and procedures approved by the Board of Directors of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 –	quoted prices in active markets for identical securities

•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund’s investments as of November 30, 2014 is as follows:

	Total Value at November 30, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$366,647,761	$308,798,543	$57,849,218	$—
Financial Services	13,087,336	13,087,336	—	—
Insurance	210,113,635	167,797,588	42,316,047	—
Utilities	25,349,506	12,748,041	12,601,465	—
Energy	18,319,101	8,551,326	9,767,775	—
Real Estate Investment Trust (REIT)	48,853,615	48,853,615	—	—
Corporate Debt Securities
Banking	6,377,882	5,465,153	912,729	—
Financial Services	1,033,213	1,033,213	—	—
Communication	1,683,174	1,683,174	—	—
Money Market Fund	12,440,215	12,440,215	—	—

Total Investments	$703,905,438	$580,458,204	$123,447,234	$—

During the reporting period, securities with an aggregate market value of $25,708,701 were transferred into Level 1 from Level 2. The securities were transferred due to an increase in the quantity and quality of information related to trading activity or broker quotes for these securities. During the reporting period, there were no transfers into Level 2 from Level 1. During the reporting period, there were no transfers into or out of Level 3.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services—approved by the Board of Directors and unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Options: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

Repurchase agreements: The Fund may engage in repurchase agreement transactions. The Adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions must be at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended,

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 2014 and 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 were as follows:

	Distributions paid in fiscal year 2014		Distributions paid in fiscal year 2013
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains

Common Stock	$37,777,174	$0	$14,942,290	$0

As of November 30, 2014, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)

$(647,840)	$923,649	$0	$18,548,805

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

The composition of the Fund’s accumulated realized capital losses is indicated below. These losses may be carried forward and offset against future capital gains through the dates listed below. During the year ended November 30, 2014, the Fund utilized $474,714 of capital losses.

No Expiration Short Term	No Expiration Long Term	Total

$93,483	$554,357	$647,840

Reclassification of accounts: During the year ended November 30, 2014, reclassifications were made in the Fund’s capital accounts to report these balances on a tax basis, excluding temporary differences, as of November 30, 2014. Additional adjustments may be required in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the financial highlights excludes these adjustments. Below are the reclassifications:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain on Investments

$(58,678)	$3,815,396	$(3,756,718)

Excise tax: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund is subject to a payment of an estimated $27,763 of federal excise taxes attributed to calendar year 2014. The Fund paid $909 of federal excise taxes attributable to calendar year 2013 in March 2014.

3.	Derivative Instruments

The Fund intends to use derivatives primarily to economically hedge against risks in the portfolio, namely interest rate risk and credit risk. The Fund may use options on Treasury futures contracts for the purpose of economically hedging against a significant increase in long-term interest rates. If the strategy is employed, the Fund would purchase put options on Treasury futures contracts that would increase in value if long-term interest rates increased significantly, offsetting some of the related decline in portfolio asset values. The Fund may also purchase and write call options on Treasury futures contracts to supplement the put option strategy and also to reduce the overall cost of the interest rate hedge (by earning premiums from the net sale of call options).

The Fund has the authority to use other derivatives for hedging or to increase expected return, but has not employed any of these derivatives to-date and does not anticipate broad use of these derivatives in the near future (although this may change without advance notice). Other approved derivatives strategies include: buying and selling credit default swaps, interest rate swaps and options thereon (swaptions), and options on securities. Accounting policies for specific derivatives, including the location of these items in the financial statements, are included in Note 2 as appropriate. No assurance can be given that such use of derivatives will achieve their desired purposes or, in the case of hedging, will result in an overall reduction of risk to the Fund.

The Fund did not use any derivatives during the fiscal years ended November 30, 2014 and November 30, 2013.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

Options on Financial Futures Contracts: When the interest rate hedging strategy is employed, the Fund intends to use options on financial futures contracts in much the same way as described above. The risk associated with purchasing options, and therefore the maximum loss the Fund would incur, is limited to the purchase price originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

4.	Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% of the Fund’s average daily managed assets up to $200 million and 0.50% of the Fund’s average daily managed assets of $200 million or more. For purposes of calculating such a fee “managed assets” means the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund.

Destra Capital Investments LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.12% of the Fund’s Average Net Assets through the first year of the Fund’s agreement with the Servicing Agent and 0.10% of the Fund’s Average Net Assets for the remainder of the term of the agreement. For these purposes, “Average Net Assets” are the average daily net assets available to the Fund’s common shareholders.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares attributable to Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average daily total managed assets, 0.04% of the next $300 million of the Fund’s average daily total managed assets, 0.03% of the next $500 million of the Fund’s average daily total managed assets and 0.02% of the Fund’s average daily total managed assets above $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction rate preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

BNY Mellon (c/o, Computershare) also serves as the Fund’s Common Stock dividend-paying agent and registrar (the “Transfer Agent”). As compensation for BNY Mellon’s services as Transfer Agent, the Fund pays BNY Mellon a monthly fee in the amount of $1,500, plus certain out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average daily total managed assets, 0.008% of the next $300 million of the Fund’s

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

average daily total managed assets, 0.006% of the next $500 million of the Fund’s average daily total managed assets, and 0.005% of the Fund’s average daily total managed assets above $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction rate preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

The Fund pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board of Directors or Audit Committee, $500 for each in-person meeting of the Nominating Committee attended, and $250 for each telephone meeting attended. The Audit Committee Chairman receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund pays the Adviser a fee of $35,000 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

5.	Purchases and Sales of Securities

For the year ended November 30, 2014, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $216,616,828 and $208,300,407, respectively.

At November 30, 2014, the aggregate cost of securities for federal income tax purposes was $685,356,633, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $24,416,790 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,867,985.

6.	Common Stock

At November 30, 2014, 240,000,000 shares of $0.01 par value Common Stock were authorized. At November 30, 2014, there were 19,156,782 shares of Common Stock issued and outstanding.

Organization Expenses and Costs of the 2013 Common Stock Offering: Organization expenses relating to organizing the Fund of $86,350 were paid by the Adviser. Costs of the Common Stock offering were estimated to be approximately $957,629. The Adviser paid offering costs (excluding sales charges) that exceeded $0.05 per share. Costs of the Common Stock offering of $0.05 per share and sales charges were borne by the Fund and its shareholders and are accounted for as a reduction to paid-in capital. Based on the initial offering of 18,000,000 shares, and the subsequent offering of 1,152,584 shares through exercise of the underwriter’s over-allotment option in connection with the initial offering, $957,629 of the offering costs were borne by the Fund.

Common Stock transactions were as follows:

Year Ended 11/30/14
	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	—	$—

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended 11/30/13 (Fund Inception to Date)
	Shares	Gross Amount	Sales Load	Net Amount
Beginning Capitalization	4,198	$100,017	$—	$100,017
Initial Public Offering on 05/29/13	18,000,000	450,000,000	20,250,000	429,750,000
Shares offered through exercise of Underwriters over-allotment option on 07/08/13	1,152,584	28,814,600	1,296,657	27,517,943

Total	19,156,782	$478,914,617	$21,546,657	$457,367,960

7.	Preferred Stock

The Fund has the authority to issue 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

8.	Committed Financing Agreement

The Fund has entered into a committed financing agreement (“Financing Agreement”) with BNP Paribas Prime Brokerage International, Ltd. that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. As of November 30, 2014, the committed amount, and amount borrowed, under the Financing Agreement was $235.5 million.

The lender charges an annualized rate of 0.65% on the undrawn (committed) balance, and three-month LIBOR (reset quarterly) plus 0.75% on the drawn (borrowed) balance. Effective December 13, 2013, the Fund fixed the cost on $205 million of the leverage balance at a rate of 1.19% for a period of two years. The remaining leverage balance (and any increase in leverage balance) will continue to be at a variable rate. For the year ended November 30, 2014, the daily weighted average annualized interest rate on the drawn balance was 1.17% and the average daily loan balance was $225,806,849. LIBOR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, at least two-thirds of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with six months’ advance notice.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. In connection with any Rehypothecated Securities, the Fund receives a fee from the lender equal to the greater of (x) 0.05% of the value of the Rehypothecated Securities and (y) 70% of the net securities lending income. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. Rehypothecated Securities are identified in the Portfolio of Investments, and fees earned from rehypothecation are included in the Statement of Operations.

9.	Portfolio Investments, Concentration and Investment Quality

Under normal market conditions, the Fund invests at least 80% of its “managed assets” in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies, including traditional preferred stock, hybrid and trust preferred securities that have characteristics of both equity and debt securities, convertible securities, subordinated debt, and senior debt. “Managed assets” means the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund. Also, under normal market conditions, the Fund will invest more than 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts and mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management and custody, investment banking and brokerage, insurance, insurance brokers, and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. The Fund’s portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

The Fund will invest at least 80% of its managed assets in (a) investment grade quality securities or (b) below investment grade quality securities of companies with investment grade senior unsecured debt outstanding, in either case determined at the time of purchase. Consequently, the Fund may invest up to 20% of its managed assets in securities of companies with below investment grade quality senior unsecured debt outstanding. In addition, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

The Fund may invest up to 15% of its managed assets in common stocks, and up to 100% of its managed assets in securities of non-U.S. companies. Investments may include U.S. dollar-denominated securities and non-U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. The Fund may also enter into transactions, in accordance with its investment policies, involving short sales of securities and purchases of securities on margin. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

We have audited the accompanying statement of assets and liabilities of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated, including the portfolio of investments, as of November 30, 2014, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets available to common stock and the financial highlights for the year then ended and the period from May 29, 2013 (commencement of operations) through November 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated as of November 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets available to common stock and financial highlights for the year then ended and the period from May 29, 2013 (commencement of operations) through November 30, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 19, 2015

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the shareholder elects to receive cash. Registered shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2014, $400 in brokerage commissions were incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon, directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 14, 2014. This filing, as well as the Fund’s proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund’s transfer agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended August 31, 2014. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be viewed and obtained from the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Portfolio Management Team

In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the “Information about Fund Directors and Officers” section of this report.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Supplementary Tax Information

Distributions to Common Stock Shareholders are characterized as follows for purposes of federal income taxes (as a percentage of total distributions). Individual Shareholders will receive a Form 1099-DIV in 2015 with information about the tax character of distributions they received in calendar year 2014.

	Individual Shareholder		Corporate Shareholder
	QDI	Ordinary Income	DRD	Ordinary Income
Fiscal Year 2014	68.33%	31.67%	31.38%	68.62%
Calendar Year 2014	70.17%	29.83%	32.38%	67.62%

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

David Gale 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 65	Director	Class II Director since April 2013	President of Delta Dividend Group, Inc. (investments)	5	Emmis Communications

Morgan Gust 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 67	Director and Nominating and Governance Committee Chairman	Class III Director since April 2013	Owner and operator of various entities engaged in agriculture and real estate.	5	CoBiz, Financial, Inc. (financial services)

Karen H. Hogan 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 53	Director	Class II Director since April 2013	Board Chair and Member, IKAR, a non-profit organization; Active Committee Member and Volunteer to several non-profit organizations.	5	None

*	The Fund’s Board of Directors is divided into three classes of Directors serving staggered three-year terms. The initial term for each class expires as follows:

Class I Directors – Initial term expires at the Fund’s 2017 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class II Directors – Initial term expires at the Fund’s 2015 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class III Director – Initial term expires at the Fund’s 2016 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Preferred Securities Income Fund and Flaherty & Crumrine Total Return Fund.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen By Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

Robert F. Wulf 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 77	Director and Audit Committee Chairman	Class I Director since April 2013	Financial Consultant; Former Trustee, University of Oregon Foundation; Trustee, San Francisco Theological Seminary	5	None

INTERESTED DIRECTOR:

Donald F. Crumrine† 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 67	Director, Chairman of the Board and Chief Executive Officer	Class I Director since April 2013	Portfolio Manager of Flaherty & Crumrine Incorporated; Chairman of Flaherty & Crumrine until September 2014	5	None

*	The Fund’s Board of Directors is divided into three classes of Directors serving staggered three-year terms. The initial term for each class expires as follows:

Class I Directors – Initial term expires at the Fund’s 2017 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class II Directors – Initial term expires at the Fund’s 2015 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class III Director – Initial term expires at the Fund’s 2016 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Preferred Securities Income Fund, and Flaherty & Crumrine Total Return Fund.
†	“Interested person” of the Fund as defined in the 1940 Act. Mr. Crumrine is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years

OFFICERS:

Robert M. Ettinger 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 56	President	Since April 2013	Portfolio Manager of Flaherty & Crumrine; President of Flaherty & Crumrine until September 2014

R. Eric Chadwick 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 39	Chief Financial Officer, Vice President and Treasurer	Since April 2013	Portfolio Manager of Flaherty & Crumrine; President of Flaherty & Crumrine since September 2014; Vice President of Flaherty & Crumrine until September 2014

Chad C. Conwell 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 42	Chief Compliance Officer, Vice President and Secretary	Since April 2013	Executive Vice President of Flaherty & Crumrine since September 2014; Chief Compliance Officer and Chief Legal Officer of Flaherty & Crumrine; Vice President of Flaherty & Crumrine until September 2014

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 55	Vice President and Assistant Treasurer	Since April 2013	Portfolio Manager of Flaherty & Crumrine; Executive Vice President of Flaherty & Crumrine since September 2014; Vice President of Flaherty & Crumrine until September 2014

Roger Ko 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 40	Assistant Treasurer	Since April 2014	Trader of Flaherty & Crumrine since September 2013; Director of Deutsche Bank Securities from 2009 to July 2013

Laurie C. Lodolo 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 51	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	Since April 2013	Assistant Compliance Officer and Secretary of Flaherty & Crumrine

Linda M. Puchalski 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 58	Assistant Treasurer	Since April 2013	Administrator of Flaherty & Crumrine

*	Each officer serves until his or her successor is elected and qualified or until his or her earlier resignation or removal.

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Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale Morgan Gust Karen H. Hogan Robert F. Wulf, CFA

Officers

Donald F. Crumrine, CFA

Chief Executive Officer

Robert M. Ettinger, CFA

President

R. Eric Chadwick, CFA

Chief Financial Officer,

Vice President and Treasurer

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Vice President and

Assistant Treasurer

Roger Ko

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC

1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Dynamic Preferred and Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Annual Report

November 30, 2014

www.preferredincome.com

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that David Gale, Morgan Gust, Karen H. Hogan and Robert F. Wulf are each qualified to serve as an audit committee financial expert serving on its audit committee and that they all are “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $47,500 for 2014 and $46,350 for 2013.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $8,910 for 2014 and $8,910 for 2013. Services included the preparation and review of federal and state tax returns, excise tax returns, and tax distribution requirements.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $54,500 for 2013. Services provided were in connection with the formation of the fund, seed audit, and initial public offering of shares.

(e)(1)

The Fund’s Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund’s investment adviser and any service providers controlling, controlled by or under common control with the Fund’s investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	0%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2014 and $0 for 2013.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: David Gale, Morgan Gust, Karen H. Hogan, and Robert F. Wulf.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

ADVISER PROXY VOTING POLICIES AND PROCEDURES

Flaherty & Crumrine Incorporated (“FCI”) acts as discretionary investment adviser for various clients, including the following seven pooled investment vehicles (the “Funds”):

As adviser to the “U.S. Funds”	Flaherty & Crumrine Preferred Income Fund
Flaherty & Crumrine Preferred Income Opportunity Fund
Flaherty & Crumrine Preferred Securities Income Fund
Flaherty & Crumrine Total Return Fund
Flaherty & Crumrine Dynamic Preferred and Income Fund
As sub-adviser
to the “Canadian Fund”	Flaherty & Crumrine Investment Grade Fixed Income Fund

As sub-adviser
to the “Mutual Fund”	Destra Preferred and Income Securities Fund

FCI’s authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves

Purpose

These policies and procedures are designed to satisfy FCI’s duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where FCI’s interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby FCI exercises proxy voting authority.

This document is available to any client or Fund shareholder upon request and FCI will make available to such clients and Fund shareholders the record of FCI’s votes promptly upon request and to the extent required by Federal law and regulations.

Fundamental Standard

FCI will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest with the objective of client wealth maximization.

General

FCI has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities. In those events where FCI may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., FCI will apply the same principles as would apply to common or preferred stock, mutatis mutandis.

These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting. Where FCI does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

FCI may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC’s EDGAR database. In other instances, FCI will keep appropriate written records in its files or in reasonably accessible storage.

Similarly, FCI will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to FCI in making a decision how to vote.

For purposes of decision making, FCI will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where FCI may have discretionary authority with regard to several different securities of the same issuer, it may vote securities “in favor” for those securities or classes where FCI has determined the matter in question to be beneficial while, at the same time, voting “against” for those securities or classes where FCI has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

FCI will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. FCI may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Absent good reason to the contrary, FCI will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

With regard to those shareholder-originated proposals which are typically described as “social, environmental, and corporate responsibility” matters, FCI will typically give weight to management’s recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer’s competitors.

In cases where the voting of proxies would not justify the time and costs involved, FCI may refrain from voting. From the individual client’s perspective, this would most typically come about in the case of small holdings, such as might arise in connection with spin-offs or other corporate reorganizations. From the perspective of FCI’s institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.

Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.

Voting of Common Stock Proxies

FCI categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. Absent good reason to the contrary, FCI normally will vote in favor of management’s recommendations on these routine matters.

Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) “contested” director slates. In non-routine matters, FCI, as a matter of policy, will attempt to be generally familiar with the questions at issue. This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

Voting of Preferred Stock Proxies

Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders. These are non-routine in both form and substance.

In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, FCI will attempt, wherever possible, to assess the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications. A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.

In the case of the election of directors when timely payments to preferred shareholders have not been made (“contingent voting”), FCI will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. FCI will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, FCI does not intend to vote such proxies since the time and costs would outweigh the benefits.

Actual and Apparent Conflicts of Interest

Potential conflicts of interest between FCI and FCI’s clients may arise when FCI’s relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of FCI’s clients.

FCI will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, FCI will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Fund or the Mutual Fund) in instances when a material conflict of interest may be apparent. FCI must describe the conflict to the client and state FCI’s voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), FCI will vote in accordance with the recommendation it had made to the client.

In all such instances, FCI will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.

Amendment of the Policies and Procedures

These policies and procedures may be modified at any time by action of the Board of Directors of FCI but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds. Any such modifications will be sent to FCI’s clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds’ websites and will be disclosed in reports to shareholders as required by law.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed above under “Item 2 - Codes of Ethics” and “Item 7 - Proxy Voting Policies.”

(a)(1) Portfolio Managers

R. Eric Chadwick, Donald F. Crumrine, Robert M. Ettinger and Bradford S. Stone jointly serve as the Portfolio Managers of the Fund. Additional biographical information about the portfolio managers is available in the Annual Report included in Response to Item 1 above.

(a)(2) Other Accounts Managed By Portfolio Managers

The tables below illustrate other accounts where each of the above-mentioned four portfolio managers has significant day-to-day management responsibilities as of November 30, 2014:

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (mm)	# of Accounts Managed for which Advisory Fee is Based on Performance

1. Donald F. Crumrine	Other Registered Investment Companies:	5	2,086	0
	Other Pooled Investment Vehicles:	1	172	0
	Other Accounts:	11	2,090	0

2. Robert M. Ettinger	Other Registered Investment Companies:	5	2,086	0
	Other Pooled Investment Vehicles:	1	172	0
	Other Accounts:	11	2,090	0

3. R. Eric Chadwick	Other Registered Investment Companies:	5	2,086	0
	Other Pooled Investment Vehicles:	1	172	0
	Other Accounts:	11	2,090	0

4. Bradford S. Stone	Other Registered Investment Companies:	5	2,086	0
	Other Pooled Investment Vehicles:	1	172	0
	Other Accounts:	11	2,090	0

Potential Conflicts of Interest

In addition to the Fund, the Portfolio Managers jointly manage accounts for four other closed-end funds, one mutual fund, one Canadian fund and other institutional clients. As a result, potential conflicts of interest may arise as follows:

•	Allocation of Limited Time and Attention. The Portfolio Managers may devote unequal time and attention to the management of all accounts. As a result, the Portfolio Managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

•	Allocation of Limited Investment Opportunities. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

•

Pursuit of Differing Strategies. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

•	Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among accounts. While the Adviser only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the Portfolio Managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the Portfolio Managers in affording preferential treatment to those accounts that could most significantly benefit the Adviser.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(a)(3) Portfolio Manager Compensation

Compensation is paid solely by the Adviser. Each Portfolio Manager receives the same fixed salary. In addition, each Portfolio Manager receives a bonus based on peer reviews of his performance and the total net investment advisory fees received by Flaherty & Crumrine (which are in turn based on the value of its assets under management). The Portfolio Managers do not receive deferred compensation, but participate in a profit-sharing plan available to all employees of the Adviser; amounts are determined as a percentage of the employee’s eligible compensation for a calendar year based on IRS limitations. Each Portfolio Manager is also a shareholder of Flaherty & Crumrine and receives quarterly dividends based on his equity interest in the company.

(a)(4) Disclosure of Securities Ownership

The following indicates the dollar range of beneficial ownership of shares by each Portfolio Manager as of November 30, 2014:

Name	Dollar Range of Fund Shares Beneficially Owned*
R. Eric Chadwick	$100,001 to $500,000
Donald F. Crumrine	$100,001 to $500,000
Robert M. Ettinger	$100,001 to $500,000
Bradford S. Stone	$100,001 to $500,000

*Includes 4,198 shares held by Flaherty & Crumrine Incorporated of which each portfolio manager has beneficial ownership.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)            Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
(principal executive officer)

Date    January 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
(principal executive officer)

Date    January 27, 2015

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Financial Officer, Treasurer and
Vice President
(principal financial officer)

Date    January 27, 2015

* Print the name and title of each signing officer under his or her signature.